U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) October 29, 1998
                                                       ----------------





                      COMPUTER OUTSOURCING SERVICES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                        Commission file number: 0-20824
                                                -------


                   New York                         13-3252333
       -------------------------------          -------------------
       (State or other jurisdiction of          (IRS Employer
       incorporation or organization)           Identification No.)

             360 West 31st Street   New York, New York      10001
           --------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)


                                (212) 564-3730
                          ---------------------------
                          (Issuer's telephone number)







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                      COMPUTER OUTSOURCING SERVICES, INC.


Item 4.   Change in Registrant's Certifying Accountant
          --------------------------------------------

On October 29, 1998, the Company engaged Ernst & Young LLP ("E&Y") to perform the audit for the year ending October 31, 1998.

During the two previous fiscal years, and during the period subsequent to the last fiscal year through the date of the engagement of E&Y, the Company did not consult with E&Y regarding (i) the application of accounting principles to any transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event.





                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            COMPUTER OUTSOURCING SERVICES, INC.





                                       /s/
Date: October 29, 1998      --------------------------------------
                            Zach Lonstein, Chairman and
                            Chief Executive Officer














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